UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

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                                 April 21, 2005
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

Virginia                                  0-9881                      54-1162807
(State or other jurisdiction of  (Commission File Number)       (I.R.S. Employer
incorporation or organization)                            Identification Number)

500 Shentel Way
P.O. Box 459
Edinburg, VA                                                            22824
(Address of principal executive office)                              (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141

2.02 Results of Operations and Financial Condition.

On April 21, the Company issued a press release reporting results for the quarter ending March 31, 2005. A copy of the press release is included as
Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1  Press release dated April 21, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
        (Registrant)

                  April 22, 2005    /S/ Christopher E. French
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                                    Christopher E. French
                                    President and Chief Executive Officer


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